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                                                                   EXHIBIT 10.16


                             STANDSTILL AGREEMENT
                             --------------------

     This Standstill Agreement (the "Agreement") is made as of April 23, 1999 by
                                     ---------
and between Chemdex Corporation, a Delaware corporation (the "Company") and VWR
                                                              -------
Scientific Products Inc., Pennsylvania corporation ("Purchaser").
                                                     ---------

                                   RECITALS
                                   --------

     The Company and Purchaser are parties to that certain Amended Common Stock Purchase Agreement dated as of April 23, 1999 (which amends in certain respects and for convenience, restates in its entirety the Common Stock Purchase Agreement dated as of March 5, 1999) (the "Common Stock Purchase Agreement"), pursuant to which the Company shall issue shares of its Common Stock to Purchaser. In connection with such issuance and sale of such stock, Purchaser desires to make certain covenants to the Company so as to provide limits on Purchaser's ownership of capital stock of the Company.

     In consideration of the foregoing and the mutual promises contained in this Agreement, the parties agree as follows:

                                   AGREEMENT
                                   ---------

     1.  Definitions
         -----------

     For the purposes of this Agreement, the following words and phrases shall have the following meanings:

          (a) "Actual Voting Power" means, as of the date of determination, the
               -------------------
total number of votes attaching to (i) the outstanding securities entitled to vote for the election of Directors of the Company, (ii) the number of shares issuable upon exercise of outstanding options and warrants, (iii) until the closing of the Company's initial public offering of its capital stock, shares of the Company's Series C Preferred Stock that are authorized but unissued, and
(iv) until the closing of the Company's initial public offering of its capital stock, shares reserved for issuance under the Company's stock benefit plans.

          (b) "Affiliate" of an entity means, for so long as one of the
               ---------
following relationships is maintained, any corporation or other business entity controlled by, controlling, or under common or indirect beneficial ownership of more than fifty percent (50%) of the voting stock of such entity (if a corporation), or more than a fifty percent (50%) interest in the decision-making authority of such entity (if unincorporated).

          (c) "Investor Group" means Purchaser and its Affiliates.
               --------------

          (d) "13D Group" means any group of persons formed for the purpose of
               ---------
acquiring, holding, voting or disposing of Voting Securities which would be required under the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                     --------
Act") and the rules and regulations promulgated thereunder, to file a statement
---
on Schedule 13D with the Securities and Exchange
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Commission as a "person" within the meaning of Section 13(d)(3) of the Exchange
Act if such group beneficially owned sufficient securities to require such a filing under the Exchange Act.

          (e) "Threshold Percentage" means ten percent (10.0%).  The Threshold
               --------------------
Percentage shall be subject to adjustment as provided below in Section 4(c).

          (f) "Total Voting Power" means, as of the date of determination, the
               ------------------
total number of votes which may be cast in the election of directors of the Company at any meeting of shareholders of the Company if all Voting Securities then outstanding are present and voted to the fullest extent possible at such meeting, assuming the conversion, exchange or exercise of all then outstanding convertible securities, options, warrants or other rights which are convertible into or exchangeable or exercisable for securities entitled to vote for the election of directors.

          (g) "Voting Security" means, as of the date of determination, the
               ---------------
Common Stock of the Company, any other security generally entitled to vote for the election of directors and any outstanding convertible securities, options, warrants or other rights which are convertible into or exchangeable or exercisable for securities entitled to vote for the election of directors.

     2.   Standstill Obligations
          ----------------------

          (a) Limitation.  At any time following the date of this Agreement,
              ----------
except with the prior written consent of the Company's Chief Executive Officer and/or Board of Directors (excluding the vote of any director representing, employed by or otherwise affiliated with any member of the Investor Group), no member of the Investor Group shall, directly or indirectly, (i) acquire any Voting Securities (except by way of (A) stock splits, stock dividends or other distributions or offerings made available to holders of Voting Securities generally, or (B) stock options, warrants or other rights to purchase Voting Securities approved by the Board of Directors of the Company (excluding the vote of any director representing, employed by or otherwise affiliated with any member of the Investor Group)) or (ii) (other than in connection with an actual sale of such securities) exercise any stock options, warrants or other rights to purchase Voting Securities approved by the Board of Directors of the Company if the effect of such acquisition or exercise would be to increase the percentage interest of the Investor Group in the Actual Voting Power to more than the Threshold Percentage.

          (b) Recapitalizations, Etc.  Notwithstanding Section 2(a), no member
              ----------------------
of the Investor Group shall be obligated to dispose of any Voting Securities if the aggregate percentage ownership of the Investor Group is increased as a result of (i) a recapitalization of the Company, (ii) a repurchase of Voting Securities by the Company, (iii) any other action taken by the Company or its Affiliates other than the Investor Group.

          (c) Participation.  Except with the prior written consent of the
              -------------
Company's Board of Directors, the Investor Group will not (i) solicit proxies in respect of any Voting Securities, (ii) become a "participant" or "participant in a solicitation", as those terms are defined in Rule 14a-l1 under the Exchange Act, in opposition to a solicitation by the Company, (iii) form or join any group for the purpose of voting, purchasing or disposing of Voting Securities, or (iv) deposit any Voting Securities in a voting trust or subject them to a voting agreement or other

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arrangement of similar effect, except as contemplated by this Agreement;
provided, however, that the Investor Group shall not be deemed to be a "participant" or to have become engaged in a solicitation hereunder solely by reason of (I) the membership of an individual representing, employed by or otherwise affiliated with any member of the Investor Group on the Board of Directors, (II) the voting of the Investor Group's Voting Securities in any election of such representative of the Investor Group to the Board of Directors, or (III) the company's solicitation of proxies in connection with any annual meeting of the shareholders of the Company.

     3.   Exception for Certain Third-Party Acquisitions.
          ----------------------------------------------

          (a) Exception to Standstill Obligation. Notwithstanding Section 2(a),
              ----------------------------------
the Investor Group may acquire Voting Securities without regard to the limitations set forth above but in accordance with Section 2(b) if at any time an entity or person listed on Exhibit A to this Agreement(, any Affiliate of such entity or person, and/or any 13D Group of which such entity or person and/or any of such entity's or such person's Affiliates is or becomes a member (collectively, a "Triggering Person"), directly or indirectly, (i) proposes or offers to acquire, or (ii) acquires, beneficial ownership of Voting Securities which, if added to the Voting Securities (if any) already beneficially owned by such Triggering Person, would represent ownership of Voting Securities greater than the Threshold Percentage. The Company shall give Purchaser written notice of the occurrence of any such event promptly after it obtains knowledge of such event.

          (b) Competing Offers. If an event identified in Section 3(a) occurs,
              ----------------
the Investor Group shall be permitted to take such action and make such offers as may be considered to be of the same nature and type of action or offer and for the same resulting number of shares as that which is being taken by the Triggering Person; provided that the Investor Group may only acquire that number of shares which when added to the number of shares already owned by the Investor Group shall not exceed the number of shares acquired or to be acquired (assuming any offers to purchase have been consummated) by the Triggering Person. In proceeding with any action or offer permitted under this Section 3(b), the Investor Group shall be permitted to offer more favorable terms such as price, cash versus securities or other such terms as may be consistent with an offer of the same nature and type of consideration as that which is being proposed by the Triggering Person.

          For example (but without limitation):

              (i)  Tender Offer.  If a Triggering Person makes a bona fide
                   ------------
public tender offer for all of the Company's outstanding shares, the Investor Group may similarly tender for all of the outstanding shares of the Company.

              (ii) Nonpublic Transaction.  If a Triggering Person proposes to
                   ---------------------
the Board of Directors of the Company to acquire directly from the Company shares equal to a specified percentage of the Total Voting Power in excess of the Threshold Percentage, e.g., twenty-five percent (25%), the Investor Group may make a similar proposal to acquire directly from the Company an additional number of shares that would, if accepted, increase its percentage

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of the Total Voting Power to be equal to the specified percentage, e.g., an
                                                                   ---
aggregate of twenty-five percent (25%) of the Total Voting Power

          (c) No Contesting. If the Investor Group shall take any such action permitted by this Section 3, the Company agrees that it shall not in any way (whether by active opposition, Board announcement or otherwise) contest such action, subject in all events to the fiduciary obligations of the Company's Board of Directors and officers to the Company's stockholders.

     4.   Option to Purchase Incremental Shares.
          -------------------------------------

          (a) Incremental Shares.  If an event identified in Section 3(a) occurs
              ------------------
and as a result the Investor Group acquires Voting Securities which increase the Investor Group's percentage interest in the Actual Voting Power to more than the Threshold Percentage (the "Incremental Shares"), and thereafter the Triggering
                           ------------------
Person holds Voting Securities representing a percentage of the Total Voting Power less than the Threshold Percentage, then, upon the expiration of the Investor Group's right to dispose of the Incremental Shares as provided in
Section 4(b) below, the Investor Group hereby grants to the Company, for a period of ninety (90) days (subject to extension in the event of Investor's exercise of rights under Section 4(b) below), an option to acquire any Incremental Shares at a price equal to the price paid by the Investor Group for such shares, plus such expenses and costs reasonably necessary to acquire the Incremental Shares and incurred by the Investor Group in acquiring the Incremental Shares (including the cost of funds of the Investor Group of holding the incremental Shares until acquired by the Company).

          (b) Disposition.  In the event that the Investor Group has acquired
              -----------
Incremental Shares from a seller or sellers other than the Company, for a period of sixty (60) days from the date on which the Investor Group holds Incremental Shares, the Investor Group shall have the right to sell such Incremental Shares as follows: (i) to an independent third party in a bona fide transaction or transactions; (ii) if Rule 144 is available, into the public market in accordance with the terms of Rule 144; or (iii) as provided under both (i) and
(ii). In the event that the Investor Group elects to dispose of the Incremental Shares as provided in this Section 4(b), Purchaser shall provide written notice to the Company of such disposition and the purchase option granted to the Company pursuant to Section 4(a) shall apply only to those Incremental Shares which have not been so disposed of.

          (c) Adjustment for Failure to Exercise Option.  In the event that the
              -----------------------------------------
Company fails to exercise its option as provided in Section 4(a), the Threshold Percentage shall be increased to a percentage equal to the percentage of the Actual Voting Power held by the Investor Group upon the expiration of the Company's right to exercise such option.

     5.   Top-Up Right
          ------------

          (a) Right.  Subject to Section 5(b), if at any time the number of
              -----
outstanding Voting Securities is increased from the number of Voting Securities outstanding on the later of the date of this Agreement or the closing of the final tranche of the Series C Offering (as defined in the Common Stock Purchase Agreement) for any reason and in any manner,

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Purchaser shall have the right (the "Top-Up Right") to purchase in the market,
                                     ------------
such number of additional shares as may then be necessary for Purchaser to acquire to maintain the Investor Group's ownership of Voting Securities at the Threshold Percentage.

          (b) Limitation.  If an event occurs that triggers Purchaser's right to
              ----------
increase its holdings of Voting Securities as provided under Section 3(b), Purchaser shall first exercise or waive its rights under Section 3(b) with respect to such event prior to the exercise of its Top-Up Right. In the event that Purchaser shall have so waived its right under Section 3(b) or used good faith efforts in exercising its rights under the terms of Section 3(b) but shall have failed to obtain sufficient Voting Securities to maintain its ownership of securities at the Threshold Percentage, then Purchaser may exercise its Top-Up Right to maintain its ownership at the Threshold Percentage.

     6.   No Exercise of Significant Influence
          ------------------------------------

          At any time following the date of this Agreement, no member of the Investor Group shall, directly or indirectly, exercise significant influence over the Company, including its operating and financial policies; provided, that nothing in this Section 6 shall (a) preclude Purchaser from designating a member of the Company's Board of Directors (the "Purchaser's Designee") or (b) affect the ability of the Purchaser's Designee to take any action, vote on any matter or make any recommendation or decision in his or her capacity as a member of the Company's Board of Directors.

     7.   Miscellaneous
          -------------

          (a) Equitable Relief.  The Parties acknowledge and agree that
              ----------------
irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which they may be entitled in law or in equity.

          (b) Waiver.  The failure of either party to assert a right hereunder
              ------
or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party. None of the terms, covenants and conditions of this Agreement can be waived except by the written consent of the party waiving compliance.

          (c) Amendments and Waivers.  Any term of this Agreement may be amended
              ----------------------
or waived only with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 7(c) shall be binding upon the parties and their respective successors and assigns.

          (d) Assignment.  This Agreement may not be assigned by either party
              ----------
without the prior written consent of the other, except that the Company may assign this Agreement to a

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party which acquires all or substantially all of the Company's assets, whether by merger, sale of assets or otherwise. A merger or consolidation shall be deemed to constitute an assignment. Subject to the foregoing, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          In the event Purchaser or any member of the Investor Group sells or otherwise transfers Voting Securities in a transaction other than a "Permitted Transaction" (as defined below), then any buyer or transferee of such Voting Securities shall as a precondition to the consummation of the proposed sale or transfer be required to execute in writing an agreement to be bound by the terms of this Agreement, which agreement to be bound shall be in form and substance reasonably satisfactory to the Company. As part of this agreement to be bound, the Threshold Percentage shall be adjusted downwards as appropriate to reflect the number of shares being sold or transferred to such buyer or transferee.

          A "Permitted Transaction" shall mean a sale or transfer (i) pursuant to Rule 144 of the Securities Act of 1933, as amended (without giving effect to subsection (k) of Rule 144); (ii) to any tender or excahnge offer that shall have been recommended to the stockholders of the Company by the Board of Directors; (iii) pursuant to any bona fide public offering of Voting Securities, not including a sale of Voting Securities to any person or related group of persons who is known by any member of the Investor Group to be acquiring in such public offering more than 2% of the total combined voting power of all Voting Securities then outstanding.

          (e) Governing Law; Jurisdiction.  This Agreement and all acts and
              ---------------------------
transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

          (f) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) Titles and Subtitles.  The titles and subtitles used in this
              --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (h) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

          (i) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (j) Attorney's Fees.  If any action at law or in equity is necessary
              ---------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          (k) Entire Agreement.  This Agreement is the product of both of the
              ----------------
parties hereto, and constitutes the entire agreement between such parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

          (l) Termination.  This Agreement may be terminated at any time by the
              -----------
Company upon notice to the Purchaser. The termination shall be effective upon such notice, and this Agreement shall be of no further force or effect upon termination.


                           [Signature Page Follows]

     The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

                                   COMPANY:

                                   CHEMDEX CORPORATION


                                   By:  /s/ David Perry
                                        ----------------------------

                                   Name: David Perry
                                         ---------------------------

                                   Title: President & CEO
                                          --------------------------

                                          Address:  3950 Fabian Way
                                                    Palo Alto, CA 94303-4646

                                   Facsimile:  (650) 813-0304


                                   PURCHASER:


                                   VWR SCIENTIFIC PRODUCTS CORPORATION


                                   By:   /s/ Jerrold B. Harris
                                         ----------------------------

                                   Name:  Jerrold B. Harris
                                         ----------------------------

                                   Title:  President and CEO
                                         ----------------------------

                                   Address:  1310 Goshen Parkway
                                             West Chester, PA 19380

                                   Facsimile:  (610) 429-1760


                    SIGNATURE PAGE FOR STANDSTILL AGREEMENT

                                   EXHIBIT A
                                   ---------

                        SCHEDULE OF TRIGGERING PERSONS

[........................]

Any other person or entity mutually agreed to by the parties in good faith and any Affiliate of any Triggering Person.


                    [....] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILE SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION